                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 10.17

                        SCHEDULE OF TIAA PROMISSORY NOTES

                                                  TIAA MORTGAGE                     MAXIMUM        MONTHLY
         BORROWER                   PROPERTY         NUMBER      NOTE AMOUNT    PRINCIPAL AMOUNT   PAYMENT            DATE
-----------------------------   ----------------  -------------  -----------    ---------------- -----------   -------------------
LTF USA Real Estate, LLC        Schaumburg, IL     0005005-00    $12,149,062      $ 79,619,000   $103,517.98   June 14, 2001
LTF Michigan Real Estate, LLC   Troy, MI           0005004-00    $10,949,541      $ 79,619,000   $ 93,297.28   June 14, 2001
LTF Michigan Real Estate, LLC   Novi, MI           0005004-02    $ 9,710,019      $ 79,619,000   $ 82,735.74   June 14, 2001
LTF Michigan Real Estate, LLC   Shelby, MI         0005004-01    $10,143,440      $ 79,619,000   $ 86,428.77   June 14, 2001
LTF USA Real Estate, LLC        Centerville, VA    0005006-00    $ 9,344,000      $ 79,619,000   $ 79,617.01   June 14, 2001
LTF USA Real Estate, LLC        Indianapolis, IN   0005007-00    $ 9,049,000      $ 79,619,000   $ 77,103.42   June 14, 2001
FCA Real Estate Holdings, LLC   Eagan, MN          0005008-00    $ 4,550,000      $ 79,619,000   $ 38,768.99   June 14, 2001
LTF USA Real Estate, LLC        Warrenville, IL    0005005-01    $13,723,938      $ 79,619,000   $116,936.96   June 14, 2001
LTF USA Real Estate, LLC        Columbus, OH       0005128-00    $ 5,000,000      $ 98,119,000   $ 42,603.28   October 26, 2001
LTF USA Real Estate, LLC        Algonquin, IL      0005005-02    $13,500,000      $ 98,119,000   $115,028.86   October 26, 2001
LTF USA Real Estate, LLC        Burr Ridge, IL     0005384-01    $15,000,000      $143,119,000   $145,521.25   November 27, 2002
LTF USA Real Estate, LLC        Skokie, IL         0005391       $15,000,000      $143,119,000   $145,521.25   November 27, 2002
LTF USA Real Estate, LLC        Orland Park, IL    0005390       $15,000,000      $143,119,000   $145,521.25   November 27, 2002